FEDERAL INCOME TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
FEDERAL INCOME TAX STATUS	FEDERAL INCOME TAX STATUS
The Internal Revenue Service (“IRS”) issued an opinion letter dated June 30, 2020 indicating that the preapproved ESOP/KSOP plan adopted by the Plan, as then designed, was in compliance with applicable sections of the Internal Revenue Code (“IRC”). The Plan’s management believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the IRC. Therefore, no provision for income tax has been included in the Plan’s financial statements.

GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan administrator believes it is no longer subject to income tax examinations for years prior to 2022.

The Plan's management is aware of certain operating or administrative issues that, if not corrected, could affect the tax qualified status of the Plan and its related trust and is in the process of correcting the matters identified. Accordingly, Plan management believes the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC to maintain its tax-exempt status. Therefore, no provision for income taxes has been included in the Plan's financial statements.